Exhibit 99.2

DRAFT Investor Presentation 2022

DRAFT This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Nature’s Miracle, Inc . (“Nature’s Miracle” or the “Company”) and Lakeshore Acquisition II Corp . (“Lakeshore”) and related transactions and for no other purpose . No representations or warranties, express or implied are given in, or in respect of, this presentation . To the fullest extent permitted by law in no circumstances will Nature’s Miracle, Lakeshore or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither Nature’s Miracle nor Lakeshore has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Nature’s Miracle or the proposed business combination . Viewers of this presentation should each make their own evaluation of Nature’s Miracle and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . The information in this presentation is highly confidential . The distribution of this presentation by an authorized recipient to any other person is unauthorized . Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited . The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Nature’s Miracle and Lakeshore and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies . By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements . This presentation contains trademarks, service marks, trade names and copyrights of Nature’s Miracle, Lakeshore and other companies, which are the property of their respective owners . NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . IMPORTANT INFORMATION & DISCLAIMER

DRAFT Important Information About the Proposed Business Combination and Where to Find It This presentation relates to a proposed business combination between Lakeshore and Nature’s Miracle . A full description of the terms of the business combination will be provided in a Registration Statement on Form S - 4 and proxy statement to be filed with the SEC by Lakeshore . The proxy statement will be mailed to Lakeshore’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions . This presentation does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination . Lakeshore’s shareholders and other interested persons are advised to read, when available, the Registration Statement on Form S - 4 and proxy statement and the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about Nature’s Miracle, Lakeshore and the proposed business combination . The Registration Statement on Form S - 4 and the proxy statement and other documents filed with the SEC, once available, may be obtained without charge at the SEC’s website at www . sec . gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065 . Participants in the Solicitation Lakeshore, certain shareholders of Lakeshore, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Lakeshore’s shareholders with respect to the proposed business combination . A list of the names of Lakeshore’s directors and executive officers and a description of their interests in Lakeshore is contained in Lakeshore’s registration statement on Form S - 1 , which was filed with the SEC and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065 . Additional information regarding the interests of such participants will be contained in the Registration Statement on Form S - 4 and proxy statement for the proposed business combination when available . Nature’s Miracle and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Lakeshore in connection with the proposed business combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available . IMPORTANT INFORMATION & DISCLAIMER

DRAFT Forward - looking Statements Except for historical information contained herein, this presentation contains certain “forward - looking statements” within the meaning of the federal U . S . securities laws with respect to the proposed business combination between Lakeshore and Nature’s Miracle, the benefits of the transaction, the amount of cash the transaction will provide Nature’s Miracle, the anticipated timing of the transaction, the services and markets of Nature’s Miracle, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events . These forward - looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward - looking statements, including but not limited to : ( i ) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Lakeshore’s securities ; (ii) the risk that the transaction may not be completed by Lakeshore’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Lakeshore ; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Lakeshore, the satisfaction of the minimum cash amount following any redemptions by Lakeshore’s public stockholders and the receipt of certain governmental and regulatory approvals ; (iv) the lack of a third - party valuation in determining whether or not to pursue the proposed transaction ; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement ; (vi) the effect of the announcement or pendency of the transaction on Nature’s Miracle’s business relationships, operating results and business generally ; (vii) risks that the proposed transaction disrupts current plans and operations of Nature’s Miracle ; (viii) the outcome of any legal proceedings that may be instituted against Nature’s Miracle or Lakeshore related to the business combination agreement or the proposed transaction ; (ix) the ability to maintain the listing of Lakeshore’s securities on a national securities exchange ; (CONTD) IMPORTANT INFORMATION & DISCLAIMER

DRAFT (x) changes in the competitive industries in which Nature’s Miracle operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s business and changes in the combined capital structure ; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities ; (xii) the risk of downturns in the market and Nature’s Miracle’s industry including, but not limited to, as a result of the COVID - 19 pandemic ; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions ; (xiv) risks and uncertainties related to Nature’s Miracle’s business, including, but not limited to risks relating to the uncertainty of the projected financial information with respect to Nature’s Miracle ; risks related to Nature’s Miracle’s limited operating history, the roll - out of Nature’s Miracle’s business and the timing of expected business milestones ; Nature’s Miracle’s ability to implement its business plan and scale its business ; Nature’s Miracle’s ability to develop products and technologies that are more effective or commercially attractive than competitors’ products ; Nature's Miracle's ability to maintain accelerate rate of growth recently due to lifestyle changes in the wake of COVID - 19 pandemic ; risks of increased costs as a result of being a public company ; risks relating to Nature’s Miracle’s being unable to renew the leases of their facilities and warehouses ; Nature’s Miracle’s ability to grow the size of its organization and management in response of the increase of sales and marketing infrastructure ; risks relating to potential tariffs or a global trade war that could increase the cost of Nature’s Miracle’s products ; risks relating to product liability lawsuits that could be brought against Nature’s Miracle ;; Nature’s Miracle’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth ; Nature’s Miracle’s ability to expand internationally ; acceptance by the marketplace of the products and services that Nature’s Miracle markets ; and government regulations and Nature’s Miracle’s ability to obtain applicable regulatory approvals and comply with government regulations . The foregoing list of factors is not exclusive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of proxy statement, when available, and other documents filed by Lakeshore from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date on which they are made, and neither Nature’s Miracle nor Lakeshore assume any obligation to update or revise any forward - looking statements or other information contained herein, whether as a result of new information, future events or otherwise . You are cautioned not to put undue reliance on these forward - looking statements . Neither Lakeshore nor Nature’s Miracle gives any assurance that either Lakeshore or Nature’s Miracle, or the combined company, will achieve its expectations . IMPORTANT INFORMATION & DISCLAIMER

DRAFT Use of Projections This presentation contains projected financial information with respect to Nature’s Miracle, namely revenue, gross profit and EBITDA for Nature’s Miracle’s fiscal years ended December 31 , 2022 through December 31 , 2026 . Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of Lakeshore nor the independent registered public accounting firm of Nature’s Miracle, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Lakeshore with the SEC . This presentation includes certain financial measures not presented in accordance with U . S . generally accepted accounting principles (“GAAP”) . Therefore, these non - GAAP financial measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . Nature’s Miracle believes that these non - GAAP measures of financial results (including on a forward - looking basis) provide useful supplemental information to investors about Nature’s Miracle . Nature’s Miracle’s management uses forward - looking non - GAAP measures to evaluate Nature’s Miracle’s financial and operating performance . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Nature’s Miracle’s financial statements . In addition, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Nature’s Miracle’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . A reconciliation of the non - GAAP financial measures used in this presentation to their nearest GAAP equivalent is included in this presentation . However, to the extent that forward - looking non - GAAP financial measures are provided, they are presented without a reconciliation of such information to the most comparable GAAP measure . IMPORTANT INFORMATION & DISCLAIMER

DRAFT Use of Data : The data contained herein are derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein are not an indication as to future performance . Non - solicitation This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Lakeshore, Nature’s Miracle or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended . IMPORTANT INFORMATION & DISCLAIMER

DRAFT 8 WHO WE ARE □ Nature’s Miracle (“ the Company”) is a fast - growing agriculture technology company providing services to growers in Controlled Environment Agriculture (“CEA”) setting in North America; □ We provide hardware as well as software to design, build and operate various indoor growing settings including greenhouse and indoor - growing spaces; □ The Company, through its two wholly - owned subsidiaries ( Visiontech & Hydroman ), provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America; □ Nature’s Miracle has also developed a robust pipeline to build commercial - scale greenhouses in the U.S. and Canada to meet the growing needs of fresh and local vegetable products. We offer turnkey solutions to our operating partners by providing the design, construction and hardware installment services. □ We firmly believe in the importance of local production and sourcing. We have established our first manufacturing footprint of grow light in Manitoba, Canada and expect to set up an additional manufacturing/assembly facility in North America.

DRAFT NATURE’S MIRACLE Total Solution (Design, Consulting, Service) Vertical Farming & Multiple Growing System Products & Solutions (Grow Light, Irrigation, Operating System) 9

DRAFT OUR MARKET: CONTROLLED ENVIRONMENT AGRICULTURE □ CEA, an indoor, technology - based approach towards cultivating crops under optimal growing conditions, is rapidly expanding due in large part to growing consumer demand for low - environmental - impact food, local food systems, and improved accessibility to high - quality produce with shorter supply chains □ Compared to traditional farming, CEA requires 90% less water and yields up to 30x more over the same land area ▪ Especially relevant given water shortages, high energy costs and geopolitical conflicts □ CEA includes the vertical farming sector and the indoor cultivation of an ever - increasing range of specialty crops for a range of applications from food to health □ The global commercial greenhouse market, which consists of, among other things, automation, management & analytics, lighting, and grow media was valued at $50 billion in 2021 and is projected to reach $76 billion by 2030 10 Source: FUTURECIO

DRAFT OUR ORGANIZATION CHART 11 (Delaware) Visiontech Group, Inc. (California) Hydroman , Inc. (California) Nature’s Miracle Inc. (California) Photon Technology, Ltd. (Canada) Grow Light Grow Light Greenhouse Development Manufacturing

DRAFT DISTRIBUTION AND PRODUCTION CENTERS 12 Distribution Center Production Center

DRAFT OUR INTEGRATED “CEA” SERVICES Integrated Solution Provider Nature’s Miracle Grow Systems Equipment Financing Architectural Design Construction Engineering Service Facility Mgmt. Software Over 2.8 million square feet of indoor cultivation space across 78 projects and 43 clients with licenses in 7 states and strategic partners in 4 others 13 600 store customers expected in 2022 and 4 warehouses across the U.S.

OUR GROW LIGHT BRANDS

efinity®

Visiontech Group

www.efinityusa.com

Global Factory Locations

World's top distributor of CultiWool (rock wool) and Dutch Planting (grow medium)

Key Supplier and R&D Partner

Offers us the latest in LED driver technologies and assistance with custom power supply needs

Hydroman

Hydroman, Inc.

www.hyrdomanusa.com

U.S. Warehouse

Established four warehouse locations in three states in the U.S.

Manufacturing

Significant experience with large and complex electromechanical assemblies in North America

Customers in various states

Customer orders increased five times over the period of the epidemic.

NATURE'S MIRACLE

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GREENHOUSE PRODUCTS WE OFFER

Grow Light

Images			
Output PPFD	1700µmol/s	450µmol/s	1700µmol/s
Efficiency	2.7µmol/j	3.0µmol/j	2.7µmol/j
AC input	630W@277V	150W@277V	630W@277V
Ingress Protection	IP66	IP66	IP66


SPD
350
463
575
688
800

Professional Spectrum



Indoor Lighting Layout

Racking and Growing System



Multi-tier Racking System
- Modularized design
- Fast deployment
- Heavy duty structure



Rolling Bench System
- Firm and sustainable
- Easy assembling
- Heavy duty structure



Ventilation System
- Air flow function
- Easy assembling

Greenhouse Cultivation

Fertigation System


PCHYDRO



Ventilation Equipment



Full Environment Control System



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DRAFT OUR FIRST MANUFACTURING BASE IN NORTH AMERICA 16 □ To reduce lead time and save logistic time and cost, we are in the process of setting up a manufacturing and assembly facility in North America; □ Our first facility is located in Manitoba, Canada with total size of over 3000 square feet; main products are LED lights and other types of lights for indoor growing; □ Our products have received CSA/UL/CUL certification

DRAFT COMPONENTS OF OUR GREENHOUSE Structural System Cover & Curtain system Semi - closed system Heating/cooling/CO2 System Ventilation cooling system Irrigation system 17

DRAFT PROJECT EXAMPLE: VERMILLION GROWERS 18 Vermillion Growers : A state - of - the - art greenhouse located at Manitoba, Canada 76.1 acres to be built in three phases, growing sweet peppers, cucumbers, and tomatoes □ Phase 1: total of 10.9 acres, expected to finish before Dec. 2022 □ Phase 2: total of 21.7 acres, expected to finish before Aug. 2023 □ Phase 3: total of 43.5 acres, expected to finish before Aug. 2024

DRAFT 19 ROBUST PIPELINE OF GREENHOUSE DEVELOPMENT Name of the Projects Location Size of the Greenhouse (Acres) Expected Start Date Revenue ($ million) EBITDA ($ million) Note Vermillian Project Phase II Manitoba, Canada 21.7 Sept, 2022 22.0$ 3.3$ Vermillian Project Phase III Manitoba, Canada 43.5 Sept, 2023 44.0$ 6.6$ Newfoundland Project Phase INewfoundland, Canada 20 Oct, 2022 20.3$ 3.0$ Project size is 120 acres in total and Phase I is 20 acres; it will be financed by loan 80% guaranteed by Canadian Government; Produce will be sold in the island; project can expand to 70 acres; Great Falls Project Montana, USA 20 Oct, 2022 20.3$ 3.0$ Project located at an Indian reservation; project will receive significant subsidies from Federal Government; produce will be sold to local airforce base and supermarket chain; Total Greenhouse Projects 105.2 106.6$ 16.0$ Estimated Contribution Phase I project was completed with the assitance of NM; NM will be the EPC provider for the Phase II project which has already secured the loan commitment from Bank of Montreal; Produce from the greenhouse will be sold in Canada and the U.S.; low electricity cost provided by local hydroelectric projects;

DRAFT UPWARD EBITDA TRAJECTORY *Note: USD, in millions $0.7 $5.0 $12.6 $34.7 $50.2 $76.9 $104.9 2020 2021 2022 2023 2024 2025 2026 Upward growth trajectory combined with positive cash flow and capital expenditures $10.6 $27.0 $59.7 $126.9 $219.0 $323.0 $417.7 2020 2021 2022 2023 2024 2025 2026 Revenue $1.8 $7.5 $15.6 $42.1 $60.7 $91.0 $122.5 2020 2021 2022 2023 2024 2025 2026 17% 25% Gross Profit EBITDA 20

DRAFT SUMMARY P&L Historical and Projected Income Statement ($ in 000s) 21

MANAGEMENT BIOS



Tie "James" Li (Chairman & CEO): James is the founder, chairman and CEO of Nature's Miracle. He has been involved with over $1 billion investment in the areas of clean energy, agriculture and biotech industry. He has been instrumental with over 10 IPO transactions on Nasdaq and NYSE over the last twenty years. Along with three other partners, he launched a $200 million SPAC (China Hydroelectric Corporation) in 2006. China Hydroelectric Corporation, where James served as CFO, President and CEO , consolidated the small hydroelectric space in China. James started his career with Citigroup in the investment banking unit in New York city in 1998. James Li graduated from Columbia Business School in New York with an MBA in 1998. He completed his B.S. in accounting from Brooklyn College. He is a CFA and a CPA.



Piero Broccardo (CFO): Piero is a CFO with over twenty years of experience in the technology, transactional software, consumer product, and private equity-backed industries. Over his twenty-year career, Piero has held key senior financial leadership roles including fundraising, developing pricing models, and SEC reporting. Piero holds an MBA in International Business and Finance from Pepperdine Graziadio Business School, and a Bachelor's degree in Economics from California State University, Fullerton.



Zhiyi "Jonathan" Zhang (COO & Executive Director): Jonathan is the executive director of Nature's Miracle and the founder of Visiontech, a Nature's Miracle company. He has extensive contacts and a working relationship within the indoor growing community in North America. He also has over twenty years of experience in the lighting industry. Over the last ten years, he has built Visontech and its associated brand "efinity".



Wei "Gavin" Yang (Director): Gavin is the founder of Hydroman, Inc., a Nature's Miracle company. Before founding Hydroman in 2020, he was a vice president at Megaphoton, Inc., a leading manufacturer of grow lights in China. Megaphoton has provided private-label to U.S. and Canadian market for over ten years. Prior to this experience, he was the director in charge of business development at Yaolai International Entertainment Company in Beijing. He graduated from China Geology University in Beijing and obtained an MBA from Beijing University.



Vic Doudakian: Vic is currently the Vice President of Nature's Miracle, as a seasoned professional with over twenty years of experience in the agricultural industry. Previously, Vic led the sales team for North American sales and has been responsible for the strategic direction, vision, growth, and performance of the premier grow light brand "Efinity".

NATURE'S MIRACLE

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DRAFT BOARD OF DIRECTORS Director: Chuck Hausman Chuck Hausman is the CEO of K . Mizra which he founded in 2019 . Since it’s founding K . Mizra has focused on acquiring high value, high quality patents with a global reach . Prior to forming K . Mizra , Chuck specialized in IP enforcement and monetization at a number of companies . Beginning at the Recording Industry Association of America, Chuck was Deputy Director at the Motion Picture Association of America (MPAA) where he further expanded the intellectual property rights of movie studios . Following the MPAA, Chuck worked at Philips Intellectual Property and Standards Group . Following his time at Philips, Chuck worked as world - wide program manager for a Pool licensing consortium known as One - Red . Following One - Red, Chuck worked for a Non Practicing Entity known as Sisvel . At Sisvel Chuck served as President of US operations . Chuck oversaw the administration of multiple litigation and licensing programs while at Sisvel . Chuck graduated with BS in accounting from Tulane University and JD from Southwestern University School of Law . He is admitted to California Bar Association (1996) . Director: Wei Deng Mr . Wei Deng has 28 years of professional experience in finance and Real Estate investment with operating expertise in general business management and Private Equity Fund management . He currently serves as the President of Century Bridge Capital, a private equity real estate investment firm headquartered in Dallas, Texas . Prior to this job, he was representing the Asian Real Estate fund of The Carlyle Group and was responsible for direct investments across all property types (Office, Retail, Residential and Hotel/Serviced Apartments) in China . Director: Zhiyi “Jonathan” Zhang Mr . Zhang is the founder of Visiontech , a Nature’s Miracle company . He has extensive contacts and working relationship within the indoor growing community in North America . He has over twenty years of experience in the light industry . Over the last ten years, he has built Visiontech and its associated brand “ effinity ” . 23

DRAFT INVESTMENT HIGHLIGHTS (1): Compound annual growth rate (“CAGR”) for three years ending in 2022 24 1 6 2 5 3 4 Strong annual revenue growth combined with robust profitability; estimated ~140% EBITDA CAGR (1) Critical infrastructure provider for agriculture technology businesses Logistics network throughout North America. 4 warehouses in U.S. and 3 in Canada Market leader within the grow light and greenhouse solutions space Capital investment would allow the Company to achieve a higher level of growth Experienced management team with strong track record